Exhibit 99.1

DiaCarta Receives U.S. FDA Emergency Use Authorization for its Monkeypox Test Kit

Pleasanton, California – Jan. 12, 2023 – DiaCarta, Ltd. (“Diacarta”), a precision molecular diagnostics company, today announced that the U.S. Food and Drug Administration (FDA) granted Emergency Use Authorization (EUA) for its QuantiVirusTM MPXV test, which is a PCR test for the qualitative detection of DNA from monkeypox virus (MPXV) in lesion swabs collected from individuals suspected of monkeypox infection.

The test is designed for use by authorized laboratories on the most popular qPCR instruments, including the Thermo Fisher (ABI) QuantStudio5, Thermo Fisher (ABI) 7500 Fast Dx, Bio-Rad CFX384, and Roche LightCycler 480 II Systems.

QuantiVirusTM MPXV test targets two different regions of the MPXV genome, following recommendations from the CDC, which are both less prone to mutations than other parts of the genome. This dual-target approach is designed to help QuantiVirusTM MPXV continue to detect the virus even if a mutation occurs in one of the target regions.

“I am very proud of our speed, dedication and ability to develop the QuantiVirusTM MPXV test, which now places us at the forefront of combating potential problems from Monkeypox,” said Adam (Aiguo) Zhang, CEO of DiaCarta. “When cases of the Monkeypox virus infection were initially reported, DiaCarta quickly allocated resources to develop a test kit that could meet the testing needs and provide an easy, safe, and reliable testing solution. Through our proprietary technology, we developed the QuantiVirusTM MPXV test as a high-throughput solution on an open qPCR system to better serve patients and healthcare providers.”

The high-throughput solution on an open qPCR system allows labs to more easily adopt the test and helps individuals get accurate results quickly, eliminating instances of unnecessary additional testing or isolation and allowing patients to have access to appropriate treatment as soon as possible.

About monkeypox

Symptoms of monkeypox include fever, chills, headaches, muscle aches, fatigue, swollen lymph nodes and a painful rash that characteristically appears as raised bumps on the skin and tends to be distributed on the face, extremities, and genitals. As the disease progresses, these bumps fill with pus and fluid and become umbilicated. They will eventually ulcerate, scab, and fall off.

About DiaCarta

DiaCarta is a molecular diagnostics company that has developed innovative technologies to transform patient care by providing effective precision diagnostics using liquid biopsy. Its novel XNA technology is designed to provide a high level of sensitivity as it binds to the wild-type sequence, to enable only the mutant target sequence to be amplified. Using this technology, DiaCarta has developed its ColoScape™ colorectal cancer mutation test. Powered by its SuperbDNA™ technology that amplifies the signal and requires no RNA/DNA extraction or amplification, DiaCarta has developed its RadTox™ test to personalize radiation and chemotherapy, mitigate adverse events and enhance patient care. Based in Pleasanton, California, DiaCarta is ISO certified, GMP-compliant, and offers CLIA certified laboratory services to its customers. www.diacarta.com

On October 14, 2022, DiaCarta and HH&L Acquisition Co. (NYSE: HHLA), a special purpose acquisition corporation, entered into a definitive business combination agreement that would result in DiaCarta becoming a public company.

Important Additional Information Will Be Filed with the SEC

This communication relates to the proposed business combination between HH&L and DiaCarta (the “Business Combination”). HH&L has filed a preliminary, and will file a definitive, proxy statement, which will include a prospectus, which will be a part of a registration statement, and other relevant documents with the SEC. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. HH&L’s and DiaCarta’s shareholders and other interested persons are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available, and any amendments thereto, because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about HH&L, DiaCarta and the contemplated Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of HH&L as of a record date to be established for voting on the proposed Business Combination. Shareholders will be able to obtain a free copy of the proxy statement/prospectus (when filed), as well as other filings containing information about HH&L, DiaCarta and the proposed Business Combination, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: HH&L Acquisition Co., Suite 2001-2002, 20/F, York House, The Landmark, 15 Queen’s Road Central, Central, Hong Kong. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the Business Combination or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense.

Forward-Looking Statements

This communication contains certain statements, estimates, targets, forecasts, and projections with respect to HH&L or DiaCarta. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include, without limitation, statements regarding the estimated future financial performance and financial position of DiaCarta. Future results are not possible to predict. Opinions and estimates offered in this communication constitute DiaCarta’s judgment and are subject to change without notice, as are statements about market trends, which are based on current market conditions. You can identify these forward looking statements through the use of words such as “may,” “will,” “can,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential” and other similar words and expressions of the future, but the absence of these words does not necessarily mean that a statement is not forward-looking. Such forward-looking statements are based on estimates, assumptions and factors that are inherently uncertain, that are beyond DiaCarta’s control or ability to predict and that could cause actual results to differ materially from expected results. As a result, they are subject to significant risks and uncertainties and actual events or results may differ materially from these forward-looking statements. No reliance should be placed on, any forward-looking statements, including any projections, targets, estimates or forecasts contained in this communication. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this communication, and such information may be inaccurate or incomplete. Products described by DiaCarta in its pipeline are under investigation and have not been proven to be safe or effective, and there is no guarantee any such product will be approved in the sought-after indication or will meet the developmental milestones set forth herein, including within the timeline set forth herein. Neither DiaCarta, nor HH&L undertakes any obligation to release any revisions to such forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, our management team or businesses associated with them is presented for informational purposes only. Past performance by DiaCarta’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not rely on the historical record of the performance of DiaCarta’s management team or businesses associated with them as indicative of DiaCarta’s future performance of an investment or the returns DiaCarta will, or is likely to, generate going forward.

Participants in the Solicitation

HH&L and its directors and executive officers may be deemed to be participants in the solicitation of proxies from HH&L’s shareholders in connection with the proposed Business Combination. A list of the names of HH&L’s directors and executive officers and information regarding their interests in HH&L is contained in HH&L’s Annual Report on Form 10-K, which was filed with the SEC on March 30, 2022, and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to HH&L Acquisition Co., Suite 2001-2002, 20/F, York House, The Landmark, 15 Queen’s Road Central, Central, Hong Kong. Additional information regarding the interests of any such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

DiaCarta and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of HH&L in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.

The definitive proxy statement/prospectus will be mailed to shareholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when in becomes available before making any voting or investment decisions.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, (ii) an offer or invitation for the sale or purchase of the securities, assets or business described herein or a commitment of HH&L, DiaCarta or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents, with respect to any of the foregoing, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction, and this press release shall not form the basis of any contract, commitment or investment decision and does not constitute either advice or recommendation regarding any securities.

Company Contact:
Anne Vallerga PhD, MBA
VP, External Affairs
annek@diacarta.com

PR Contact:
Jennifer Sparano
VP, Public Relations
jsparano@peregrinemarketaccess.com

Investor Contact:
Cody Slach, Matthew Hausch
Gateway Investor Relations
(949) 574-3860
DiaCarta@GatewayIR.com